EXHIBIT 10.6

                  ADDENDUM TO AMENDMENT TO EMPLOYMENT AGREEMENT

     THIS ADDENDUM TO AMENDMENT TO EMPLOYMENT AGREEMENT ("Addendum"), effective February 1, 2005 ("Effective Date"), is made between NS8 Corporation, a Delaware corporation ("Company"), and Ricardo Rosado ("Principal") (together referred to herein as the "Parties").

     WHEREAS the Parties acknowledge and affirm that Principal has previously executed an Employment Agreement with the Company, dated June 7, 2002 and amended pursuant to the Amendment to Principal Employment Agreement, effective January 7, 2004, and further amended pursuant to the Amendment to Employment Agreement ("Second Amendment"), effective October 31, 2004 (attached hereto as Attachment A) (together the "Prior Agreements").

     AND WHEREAS in the Second Amendment the Parties agreed and acknowledged, inter alia, that by entering into the Second Amendment, the Prior Agreements other than the Second Amendment are deemed cancelled and void as of November 1, 2004 ("Date of Cancellation") except as specifically set forth in the Second Amendment.

     AND WHEREAS in the Second Amendment the Principal affirms the survival of certain obligations to the Company including, among other things, Section 1 of the Second Amendment which sets out a covenant by the Principal not to compete with the Company, and the Parties by this Addendum wish to amend Section 1 of the Second Amendment.

     NOW THEREFORE in consideration of the mutual covenants herein contained, and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the Parties agree to amend Section 1 of the Second Amendment as follows:

A. Section 1 of the Second Amendment is hereby amended by deleting Section 1 in its entirety and replacing it with the following as Section 1:

     "Section 1. Covenant Not to Compete. During Principal's employment by the Company, Principal covenants and agrees that Principal:"

B.     Section 1 of the Second Amendment is hereby amended by deleting Paragraph
a. of Section 1 and replacing it by the following as Paragraph a. (i) of Section 1:

     "a. (i). Will not, directly, indirectly or otherwise, own, manage, operate, control, be employed by, participate in, or be connected, in any manner, with the ownership, management, operation or control of any business that competes with the Business or that competes with the Company or any of its affiliates or that is engaged in any type of business which, at any time during Principal's employment with the Company or any of its affiliates, the Company planned to develop."

C. Section 1 of the Second Amendment is hereby further amended by adding the following as Paragraph a. (ii) of Section 1:

     "a. (ii). Will not, directly, indirectly or otherwise, serve as a consultant to any business that competes with the Business or that competes with the Company or any of its affiliates or that is engaged in any type of business which, at any time during Principal's employment with the Company or any of its affiliates, the Company planned to develop."

D. Section 1 of the Second Amendment is hereby further amended by adding the following as Paragraph a. (iii) of Section 1:

     "a. (iii). Notwithstanding the foregoing, upon termination of Principal's employment by the Company, Principal may serve as a consultant to any business that competes with the Business or that competes with the Company or any of its affiliates or that is engaged in any type of business which, at any time during Principal's employment with the Company or any of its affiliates, the Company planned to develop."

     All of the terms, provisos and conditions of this Addendum are hereby incorporated into the Prior Agreements by reference and shall form a part thereof for all purposes.

IN WITNESS WHEREOF, the Parties have duly signed and delivered this Addendum as of the day and year first written above.


NS8  CORPORATION


By:  _____________________________
     Name:
     Title:


PRINCIPAL

/s/ Ricardo  Rosado
----------------------
Name:  Ricardo  Rosado


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